United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended August 31, 2013

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$7,578,073
Realized Trading Gain (Loss) on Foreign Currency Transactions	(5)
Unrealized Gain (Loss) on Market Value of Futures	12,934,893
Unrealized Gain (Loss) on Foreign Currency Translations	2
Interest Income	18,036
Total Income (Loss)	$20,530,999

Expenses
Partner Management Fees	$412,082
Brokerage Commissions	25,519
Tax Reporting Fees	23,091
Audit Fees	9,393
Legal Fees	6,994
Non-interested Directors' Fees and Expenses	5,574
Prepaid Insurance Expense	3,786
Total Expenses	$486,439
Net Income (Loss)	$20,044,560

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 8/1/13	$499,838,815
Net Income (Loss)	20,044,560

Net Asset Value End of Month	$519,883,375
Net Asset Value Per Unit (9,150,000 Units)	$56.82

To the Unitholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended August 31, 2013 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Commodity Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended August 31, 2013

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(27,150)
Unrealized Gain (Loss) on Market Value of Futures	95,425
Interest Income	70
Total Income (Loss)	$68,345

Expenses
Partner Management Fees	$1,237
Brokerage Commissions	110
Non-interested Directors' Fees and Expenses	24
Prepaid Insurance Expense	18
Other Expenses	6,480
Total Expenses	7,869
Expense Waiver	(6,194)
Net Expenses	$1,675
Net Income (Loss)	$66,670

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 8/1/13	$2,136,420
Net Income (Loss)	66,670

Net Asset Value End of Month	$2,203,090
Net Asset Value Per Unit (100,000 Units)	$22.03

To the Unitholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended August 31, 2013 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Copper Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Agriculture Index Fund

Monthly Account Statement

For the Month Ended August 31, 2013

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Short-Term Investments	$2
Realized Trading Gain (Loss) on Futures	26,976
Realized Trading Gain (Loss) on Foreign Currency Transactions	(8)
Unrealized Gain (Loss) on Market Value of Futures	44,180
Unrealized Gain (Loss) on Foreign Currency Translations	(8)
Interest Income	71
Total Income (Loss)	$71,213

Expenses
Partner Management Fees	$1,584
Brokerage Commissions	196
Non-interested Directors' Fees and Expenses	25
Prepaid Insurance Expense	18
Other Expenses	5,526
Total Expenses	7,349
Expense Waiver	(5,229)
Net Expenses	$2,120
Net Income (Loss)	$69,093

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 8/1/13	$2,302,429
Net Income (Loss)	69,093

Net Asset Value End of Month	$2,371,522
Net Asset Value Per Unit (100,000 Units)	$23.72

To the Unitholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended August 31, 2013 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Agriculture Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Metals Index Fund

Monthly Account Statement

For the Month Ended August 31, 2013

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$24,349
Unrealized Gain (Loss) on Market Value of Futures	149,287
Interest Income	106
Total Income (Loss)	$173,742

Expenses
Partner Management Fees	$2,037
Brokerage Commissions	61
Non-interested Directors' Fees and Expenses	37
Prepaid Insurance Expense	19
Other Expenses	5,808
Total Expenses	7,962
Expense Waiver	(5,371)
Net Expenses	$2,591
Net Income (Loss)	$171,151

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 8/1/13	$3,258,921
Net Income (Loss)	171,151

Net Asset Value End of Month	$3,430,072
Net Asset Value Per Unit (150,000 Units)	$22.87

To the Unitholders of United States Metals Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended August 31, 2013 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Metals Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended August 31, 2013

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Short-Term Investments	$2
Realized Trading Gain (Loss) on Futures	7,602,248
Realized Trading Gain (Loss) on Foreign Currency Transactions	(13)
Unrealized Gain (Loss) on Market Value of Futures	13,223,785
Unrealized Gain (Loss) on Foreign Currency Translations	(6)
Interest Income	18,283
Total Income (Loss)	$20,844,299

Expenses
Management Fees	$416,940
Brokerage Commissions	25,886
Tax Reporting Fees	23,091
Audit Fees	9,393
Legal Fees	6,994
Non-interested Directors' Fees and Expenses	5,660
Prepaid Insurance Expense	3,841
Other Expenses	17,814
Total Expenses	$509,619
Expense Waiver	(16,794)
Net Expenses	$492,825
Net Income (Loss)	$20,351,474

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 8/1/13	$507,536,585
Net Income (Loss)	20,351,474

Net Asset Value End of Month	$527,888,059

To the Unitholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended August 31, 2013 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612